UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Glaukos Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glaukos Way Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Item 7.01. Regulation FD Disclosure.

On December 14, 2023, Glaukos Corporation (the “Company”) issued a press release announcing the approval of its iDose® TR (travoprost intracameral implant) by the U.S. Food & Drug Administration. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A presentation containing supplemental information on the iDose TR is furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Presentation”). The Presentation will also be available on the investor page of the Company’s website at http://investors.glaukos.com.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Glaukos Corporation dated December 14, 2023
99.2	iDose TR FDA Approval Presentation dated December 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION (Registrant)

By:	/s/ Alex R. Thurman
	Name:	Alex R. Thurman
	Title:	Senior Vice President & Chief Financial Officer

Date: December 14, 2023